NASDAQ: EBTX Investor Presentation July 29, 2008 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements. These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties. Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements as described under “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2007 and other reports and documents filed by the
Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

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•
Company Type: Financial Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.5 billion
•
Total Loans: $1.2 billion
•
Total Deposits: $1.1 billion
•
Total Equity: $160 million
•
Assets Under Management: $2.7 billion
•
Private Client Offices: 17
Company Overview
As of June 30, 2008.

Investment Highlights
• Encore is poised for an increase in profitability:
– Improve net interest margin
– Infrastructure in place to support larger institution with minimal expense growth
• Fee income contributes greatly to profitability:
– Attractive and growing wealth management and insurance businesses
– Noninterest income to total revenue of 38.3%
(1)
• Well positioned in attractive growth markets:
– Greater Houston, our primary market, has a strong and diverse economy
– Private client offices are placed in high income zip codes in the markets
– Eight of 17 private client offices opened in the last four and a half years
• A proven acquirer and integrator
• Experienced local banking team, management and board
• Management and board beneficially own 29% of the company
(2)
(1) For six months ended June 30, 2008.
(2) Beneficial ownership of directors and executive officers as a group (14 persons) as of 6/30/2008.

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Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

GREATER HOUSTON
THE WOODLANDS
Tomball
Spring
Kingwood
Humble
CHAMPIONS
MEMORIAL
HIGHLAND VILLAGE
DOWNTOWN
TANGLEWOOD
RIVER OAKS
GREENWAY PLAZA
MEDICAL CENTER
WEST UNIVERSITY
SUGAR LAND

ENCOREBANCSHARES, INC.

6 Houston Market • 11 private client offices in high income zip codes • 5.6 million people • $104 billion in deposits • Energy capital, healthcare, 26 Fortune 500 companies

SOUTHWEST FLORIDA
CLEARWATER
BELLEAIR BLUFFS
SUN CITY CENTER
FT. MYERS
NAPLES
Ocala
Daytona Beach
Sumterville
Orlando
Cape Canaveral
Dade City
Kissimmee
St. Cloud
Haines City
Lakeland
Tampa
St. Petersburg
Bradenton
Sarasota
Venice
Ft. Pierce
Cape Coral
Boca Raton
Miami
Homestead

ENCOREBANCSHARES, INC.

7 Southwest Florida Market • 6 private client offices in high income zip codes • 3.6 million people • $71 billion in deposits • Naples-Marco Island MSA – one of nation’s wealthiest

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Poised for Profitability Growth
• Continue Net Interest Margin Growth
– Deposit Growth
Grow demand deposits
Lower cost of funds
– Loan Growth
Grow originated loans
Replace purchased loans
– Maintain asset quality
• Expand Wealth Management
– Maintain strong noninterest income level
• Leverage Cost Structure

$ in millions
Deposit CAGR: 13.0%

ENCOREBANCSHARES, INC.

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Continue Deposit Growth
$679
$806
$1,022
$1,027
$1,041
$0
$200
$400
$600
$800
$1,000
$1,200
2004 2005 2006 2007 YTD 08
•
Deposits shown exclude brokered deposits and represent the period end amount.

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Optimize Deposit Mix
0%
20%
40%
60%
80%
100%
2004 2005 2006 2007 YTD 2008
Noninterest-bearing deposits Interest checking
Money market and savings Time deposits less than $100,000
74.1%
76.8%
78.4% 79.7%
Focus on Core Deposit Balances
(1)
(1) Represents the average balance for the period end.
76.8%

$ in millions
Originated Loan CAGR: 32.9%

ENCOREBANCSHARES, INC.

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$389
$607
$752
$954
$1,053
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 Q2 2008 *
Originated loans Purchased loans
Continue Originated Loan Growth
$1,169
$661
$808
$908
Originated Loans
to Total Loans
58.8% 75.1% 82.8% 87.0% 90.1%
$1,097
*  Represents period end amount

Diversified Loan Mix
Consumer
other
3.9%
Residential real
estate 2nd lien
23.1%
Commercial
10.9%
Home equity lines
6.8%
Commercial real
estate
25.6%
Real estate
construction
7.8%
Residential real
estate 1st lien
21.9%
Total Loans: $1.2 billion
June 30, 2008

13 Expand Net Interest Margin 1.96% 2.14% 2.46% 2.74% 3.03% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2004 2005 2006 2007 YTD 08

LINSCOMB & WILLIAMS

$ in billions

$ in millions

ENCOREBANCSHARES, INC.

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Expand Wealth Management Business
$1.2
$2.7
$3.7
$1.7
$2.2
$0.0
$1.0
$2.0
$3.0
$4.0
2005 2006 2007 YTD 07 YTD 08
Net Earnings
$2.2
$2.5
$2.8
$2.7
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2005 2006 2007 YTD 08
Assets Under Management
• Our Wealth Management business contributed 27% of our total revenue for the six months ended
June 30, 2008.

TOWN&COUNTRY
INSURANCE AGENCY
An Affiliate of EncoreBank

$ in millions

$ in millions

ENCOREBANCSHARES, INC.

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Attractive Insurance Business
$4.7
$5.5
$3.2
$3.4
$6.0
$0.0
$2.0
$4.0
$6.0
2005 2006 2007 YTD 07 YTD 08
Noninterest Income
$0.7
$1.0
$1.4
$0.7
$0.9
$0.0
$0.4
$0.8
$1.2
$1.6
2005 2006 2007 YTD 07 YTD 08
Net Earnings
• Town & Country Insurance Agency offers a wide variety of personal and commercial property and casualty insurance through its offices in Houston, Galveston and Fort Worth
• One of the largest independent insurance brokerage companies in the Houston area with over 9,000 clients
• Contributed 10% of Encore’s total revenue for the six months ended June 30, 2008

Second Quarter 2008 Earnings
• Net earnings were $481,000, or $0.04 per diluted share, including $2.1 million credit reserve build.
• Excluding the reserve build, net earnings were $1.9 million, or $0.18 per diluted share.
• Net interest margin improved 46 basis points to 3.13% from the second quarter of 2007 and 19 basis points from the first quarter of 2008.
• Net interest income up 35.6% compared with the second quarter of 2007.
• Noninterest expense fell 5.2% compared with the second quarter of 2007.
• Tier 1 Capital of $146.3 million or 12.82%.

Credit Quality
• Non-performing assets decreased $2.1 million to $14.4 million or 1.23% of total loans and investment in real estate from first quarter 2008.
• Resolution of $6.3 million law firm loan.
• Total loan portfolio 30+ day delinquency declined from 2.24% at March 31,
2008 to 1.67% at June 30, 2008.
• Residential mortgage loans and HELOC’s equal 52% of total loans, with
30+ day delinquency of 1.2%.
• Allowance for loan losses to loans at June 30, 2008 was 1.03%.
• Year to date net charge-offs to average loans were 0.77%, or 0.40%
excluding law firm charge-off.

Residential Loan Quality
Subprime loans, defined as FICO less than 620 at origination, amounted to $15.4 million.
Residential Loan Amount by Category
June 30, 2008
($ in thousands)
Delinquent
Amount
30+ Days
First mortgage originated 163,086 $        0.0%
Second mortgage originated 242,386 0.1%
First mortgage purchased
92,347
5.4%
Second mortgage purchased 23,696 2.9%
HELOC 78,638 1.3%
Total
600,153 $
1.2%

Summary
• Improving net interest margin
• Maintaining expense level
• Expanding wealth management
and insurance
• Controlling credit quality
• Managing capital position
• Well positioned in Houston
• Experienced banking team,
management and board